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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            -------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  JULY 29, 1997
                        ---------------------------------
                                 Date of Report
                        (Date of earliest event reported)


                                 INCONTROL, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          DELAWARE                       0-24540                  91-1501619
----------------------------       ---------------------     -------------------
(State or Other Jurisdiction       (Commission File No.)        (IRS Employer
     of Incorporation)                                       Identification No.)

              6675 - 185TH AVENUE, N.E., REDMOND, WASHINGTON 98052
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (206) 861-9800
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)





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ITEM 5.  OTHER EVENTS

         On July 29, 1997, InControl, Inc. (the "Company") sold and issued 740,740 shares of common stock (the "Regulation D Shares") to two United States institutional investors. The Regulation D Shares were issued and sold pursuant to the provisions of Regulation D promulgated by the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act"). The aggregate offering price of the Regulation D Shares was $6,999,993, based on a per share price of $9.45. The form of Stock Purchase Agreement pursuant to which the Regulation D Shares were sold is attached hereto as Exhibit 4.1.

         See Item 9 for a description of the sale and issuance of additional shares of common stock of the Company pursuant to Regulation S.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         Exhibits
         --------

         4.1 Form of Stock Purchase Agreement between InControl, Inc. and the United States investors, dated July 28, 1997.

         4.2 Form of Stock Purchase Agreement between InControl, Inc. and the European investors, dated July 25, 1997.

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

         On July 29, 1997, the Company sold and issued 875,000 shares of common stock (the "Regulation S Shares") to four European institutional investors. The Regulation S Shares were issued and sold pursuant to the provisions of Regulation S promulgated by the SEC under the Securities Act. The aggregate offering price of the Regulation S Shares was $8,268,750, based on a per share price of $9.45. The investment banking firm of Goldman, Sachs & Co. acted as placement agent for the sale of the Regulation S Shares and received 7% of the gross proceeds from the sale of the Regulation S Shares, or approximately $578,813, as compensation for such services. The form of Stock Purchase Agreement pursuant to which the Regulation S Shares were sold is attached hereto as Exhibit 4.2.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       INCONTROL, INC.



Dated:  August 11, 1997                By  /s/ Kurt C. Wheeler
                                          -------------------------------------
                                          Kurt C. Wheeler
                                          Chairman, President and
                                          Chief Executive Officer





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                                  EXHIBIT INDEX

Exhibit Number      Description
--------------      -----------
     4.1            Form of Stock Purchase Agreement between InControl, Inc. and the United States investors, dated July 28, 1997.

     4.2            Form of Stock Purchase Agreement between InControl, Inc.
                    and the European investors, dated July 25, 1997.


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